Exhibit (g)(1)(ii)

Appendix A

As of May 5, 2008

Columbia Funds Series Trust

Columbia Asset Allocation Fund II

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Convertible Securities Fund

Columbia Daily Cash Reserves

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Value Fund

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia High Income Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal Balanced Growth Portfolio

Columbia LifeGoal Growth Portfolio

Columbia LifeGoal Income & Growth Portfolio

Columbia LifeGoal Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Municipal Reserves

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Money Market Reserves

Columbia Multi-Advisor International Equity Fund

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Funds Series Trust

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Tax Exempt Reserves

Columbia Total Return Bond Fund

Columbia Treasury Reserves

Columbia Virginia Intermediate Municipal Bond Fund

Corporate Bond Portfolio

Mortgage and Asset Backed Portfolio

Columbia Funds Master Investment Trust. LLC

Columbia International Value Master Portfolio

Columbia Marsico Growth Master Portfolio

Columbia Funds Variable Insurance Trust I

Columbia High Yield Fund, Variable Series

Columbia Marsico 21st Century Fund, Variable Series

Columbia Marsico Focused Equities Fund, Variable Series

Columbia Marsico Growth Fund, Variable Series

Columbia Marsico International Opportunities Fund, Variable Series

Columbia Mid Cap Growth Fund, Variable Series

Banc of America Funds Trust

Banc of America Retirement 2005 Portfolio

Banc of America Retirement 2010 Portfolio

Banc of America Retirement 2015 Portfolio

Banc of America Retirement 2020 Portfolio

Banc of America Retirement 2025 Portfolio

Banc of America Retirement 2030 Portfolio

Banc of America Retirement 2035 Portfolio

Banc of America Retirement 2040 Portfolio

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